EXHIBIT 32.2
                                                                    ------------


          CERTIFICATION REQUIRED BY RULE 13A-14(B) AND SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


In connection with the annual report of Viking Energy Royalty Trust ("Viking") on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Merstorf, Chief Financial Officer of Viking, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viking.



/s/ Mark Merstorf

Name:  Mark Merstorf
Title: Vice President, Administration and Controller
       ("Principal Financial Officer")


May 11, 2004